UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22626

Salient Midstream & MLP Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

Gregory A. Reid Salient Midstream & MLP Fund 4265 San Felipe, Suite 800 Houston, TX 77027	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 11/30/13

Date of reporting period: 02/28/13

Item 1.	Schedule of Investments.

Salient Midstream & MLP Fund

Consolidated Schedule of Investments

February 28, 2013

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-128.4%
Coal-3.0%
United States-3.0%
Alliance Holdings GP, L.P. (1)(2)(3)	118,771	$6,168,966

		6,168,966

Crude/Natural Gas Production-2.4%
United States-2.4%
Western Gas Equity Partners, L.P. (2)	145,246	4,934,007

		4,934,007

Crude/Refined Products Pipelines-39.0%
United States-39.0%
Enbridge Energy Management, LLC (2)(3)(4)	457,775	12,510,988
Kinder Morgan Management, LLC (2)(3)(4)	211,532	17,521,195
Kinder Morgan, Inc. (2)	374,348	13,877,080
Magellan Midstream Partners, L.P. (1)(2)(3)	114,000	5,718,240
Plains All American Pipeline, L.P. (1)(2)(3)	370,000	20,257,501
Rose Rock Midstream, L.P. (2)	183,123	6,226,182
Summit Midstream Partners, L.P. (2)	178,741	4,025,247

		80,136,433

Natural Gas Gathering/ Processing-40.3%
United States-40.3%
Crosstex Energy, Inc. (2)	733,805	12,232,529
Crosstex Energy, L.P. (3)	333,100	5,619,397
DCP Midstream Partners, L.P. (2)	114,300	4,644,009
EMG Utica I Offshore Co-Investment, L.P. (3)(5)	8,466,841	8,466,841
Linn Co., LLC (2)(3)	333,390	12,992,208
MarkWest Energy Partners, L.P. (2)(3)	131,024	7,490,642
Targa Resources Corp. (2)	70,863	4,322,643
Targa Resources Partners, L.P. (2)(3)	189,654	7,811,848
Williams Companies, Inc.	547,900	19,017,609

		82,597,726

Natural Gas/ Natural Gas Liquids Pipelines-29.6%
United States-29.6%
El Paso Pipeline Partners, L.P. (1)(3)	127,187	5,315,145
Energy Transfer Equity, L.P. (1)(2)(3)	130,670	6,950,337
Enterprise Products Partners, L.P. (1)(2)(3)	432,262	24,496,287
EQT Midstream Partners, L.P. (2)	82,734	3,138,928
Inergy Midstream, LLC (7)	277,857	6,651,897
Regency Energy Partners, L.P. (2)(3)	127,200	3,026,088
Spectra Energy Corp. (2)	169,764	4,929,947
Spectra Energy Partners, L.P. (2)(3)	172,796	6,379,628

		60,888,257

Power/Utility-2.8%
United States-2.8%
CenterPoint Energy, Inc. (2)	268,240	5,748,383

		5,748,383

Shipping-11.3%
Bermuda-2.5%
Golar LNG Partners, L.P. (2)	170,220	5,064,045
Republic of the Marshall Islands-6.0%
Teekay Offshore Partners, L.P. (2)	442,281	12,379,445
United States-2.8%

	Shares/Units	Fair Value
Shipping - (continued)
Capital Product Partners, L.P. (3)(5)(6)(8)	622,222	5,835,758

		23,279,248

Total Master Limited Partnerships and Related Companies (cost $223,467,438)		263,753,020

Total Investments-128.4% (Cost $223,467,438)		263,753,020
Credit Facility-(37.0)%		(75,900,000)
Other Assets and Liabilities-8.7%		17,512,306

See accompanying notes to Consolidated Schedule of Investments.

SALIENT MIDSTREAM & MLP FUND

Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

	Shares/Units	Fair Value
Total Net Assets Applicable to Common Shareholders-100.0%		$205,365,326

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.

(1)	All or a portion of these securities are held by Salient Midstream & MLP Fund, Inc. (the “Subsidiary”).
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of February 28, 2013 the total fair value of securities held as collateral for the line of credit agreement is $192,916,820.

(3)	Non-income producing security.
(4)	Distributions are paid-in-kind.
(5)

Securities have been fair valued in good faith using fair value procedures approved by the Board of Trustees and represent 6.9% of net assets applicable to common shareholders. See notes to Consolidated Schedule of Investments for further information.

(6)	Restricted security is exempt from registration under the Securities Act of 1933.
(7)	Rule 144A security or other security which is restricted as to resale to institutional investors.
(8)	Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees.

Written Call Options:

Description	Expiration Date	Strike Price	Number of Contracts	Fair Value
Crosstex Energy, Inc.	March 2013	$17.50	3,670	$(110,100)
Crosstex Energy, L.P.	March 2013	17.50	3,331	(99,930)
Linn Co., LLC	March 2013	40.00	1,665	(58,275)

Total Written Call Options (Premiums Received $175,908)			8,666	$(268,305)

Futures Contracts Sold:

Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500	March 2013	334	$(25,272,110)	$(233,899)
WTI Crude (1)	March 2013	135	(12,426,750)	584,210

			$(37,698,860)	$350,311

Total Return Swap Agreements — Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Salient MLP Basket(1)	Morgan Stanley	8/5/14	$(33,197,874)	$(383,353)
Salient MPX Basket(1)	Morgan Stanley	8/5/14	(9,298,577)	(119,567)

			$(42,496,451)	$(502,920)

(1)	These securities are held by the Subsidiary.

See accompanying notes to Consolidated Schedule of Investments.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments

February 28, 2013

(Unaudited)

(1) ORGANIZATION

Salient Midstream & MLP Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 24, 2012 as a non-diversified, closed-end management investment company. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series. The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMM”.

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of midstream companies and master limited partnerships (“MLPs”).

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, the Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts with service providers, which also provide for indemnifications by the Fund. The Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Fund. However, based on experience, management expects that risk of loss to be remote.

The Fund may invest up to 25% of its total assets in Salient Midstream & MLP Fund, Inc., a wholly owned subsidiary (the “Subsidiary”). The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s Consolidated Schedule of Investments. The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Consolidated Schedule of Investments includes the investments of the Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by Citi Fund Services Ohio, Inc., the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser to establish a valuation committee of the Adviser (“Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments currently held by the Fund are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and “ask” prices on the valuation day on the relevant exchange. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

Publicly-traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•

DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of valuation and are typically categorized as Level 1 in the fair value hierarchy. If no such bid or ask price is reported by such exchange on the valuation date, the Adviser will determine the fair value in good faith using information that is available at such time. Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Credit default swaps are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance. Total return swaps are fair valued based on the value of the underlying security, accrued interest and the terms of the specific agreement.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

•

OTHER—Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value (the “NAV”) per share and are categorized as Level 1 in the fair value hierarchy, based on inputs used to value the investments.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

(e) FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interests ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest up to 30% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider, among other factors, discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

The restricted securities held at February 28, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/Units	Fair Value
Capital Product Partners, L.P.	2.8%	6/4/12	$5,599,998	622,222	$5,835,758

(h) USE OF ESTIMATES

The preparation of the Consolidated Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results could differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

All open derivative positions at period end are reflected in the Fund’s Consolidated Schedule of Investments. The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS—The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. A call option on an equity security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option. If the Fund

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

The Fund had the following transactions in written call options during the period ended February 28, 2013:

	Number of Contracts	Premiums
Options outstanding at November 30, 2012	—	$—
Options written	11,686	277,683
Options expired	(2,740)	(80,506)
Options closed	(280)	(21,269)

Options outstanding at February 28, 2013	8,666	$175,908

FUTURES CONTRACTS—The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Fund invests in swap agreements, primarily credit default and total return swap agreements, as a part of its hedging strategy to manage credit and market risks. As of February 28, 2013, the Fund invested in total return swap agreements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

A credit default swap agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security) or receive a net amount equal to the par value of the defaulted reference entity less its recovery value. The Fund is usually a net buyer of credit default swap agreements.

The Fund as a buyer of a credit default swap agreement would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the agreement provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

A total return swap agreement is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap agreement allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other, at periodic settlement dates, resulting in a single amount that is either due to or from each party.

In addition to being exposed to the credit risk of the underlying reference entity, swap agreements are subject to counterparty risk, market risk and interest rate risk. Swap agreements utilized by the Fund may not perform as expected. Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference securities. The Fund may use various techniques to minimize credit risk including early termination or reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for swap agreements.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

As of February 28, 2013, the Fund’s direct investments in derivatives consisted of written call options, futures contracts sold, and total return swap agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of February 28, 2013. These derivatives are presented in the Consolidated Schedule of Investments.

	Assets	Liabilities
	Unrealized Appreciation on Futures Contracts	Unrealized Loss on Swap Agreements	Unrealized Depreciation on Futures Contracts	Written Call Options at Fair Value
Equity Risk Exposure:
Written Call Options	$—	$—	$—	$268,305
Futures Contracts	—	—	233,899	—
Total Return Swap Agreements	—	502,920	—	—
Commodity Risk Exposure:
Futures Contracts	584,210	—	—	—

(j) EXCLUSION FOR DEFINITION OF COMMODITY POOL OPERATOR

Pursuant to amendments by the Commodity Futures Trading Commission (the “CFTC”) to Rule 4.5 under the Commodity Exchange Act (the “CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps, (including securities futures, broad-based stock index futures and financial futures contracts). The Fund will limit its transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use commodity, futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund’s performance.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

(k) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of the financial statements to understand the effect of those arrangements on the entity’s financial position. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement. The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013. Management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements.

(3) FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 —	quoted prices in active markets for identical securities

•	Level 2 —	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may results in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee. Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale or for which there is no currently available price at the close of the NYSE. A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement. Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments that are categorized within Level 3 of the fair value hierarchy are fair, consistent, and appropriate. The Adviser is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Board approved valuation procedures by the Administrator. The Adviser Valuation Committee is comprised of various Fund personnel, which include members from the Fund’s portfolio management and operations groups. The Adviser Valuation Committee meets on an as needed basis, to determine the valuations of the Fund’s Level 3 investments. Fund valuations are required to be supported by market data, industry accepted third-party valuation models, or other methods the Adviser Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models.

The following is a summary categorization as of February 28, 2013, based upon the three levels defined above. The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2		LEVEL 3		Total
	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Investments

Master Limited Partnerships and Related Companies
Natural Gas/Natural Gas Liquids Pipelines	$54,236,360	$—	$6,651,897	$—	$8,466,841	$—	$69,355,098	$—
Shipping	17,443,490	—	5,835,758	—	—	—	23,279,248	—
Other Master Limited Partnerships and Related Companies	171,118,674	—	—	—	—	—	171,118,674	—
Written Call Options	—	(268,305)	—	—	—	—	—	(268,305)
Futures Contracts	—	350,311	—	—	—	—	—	350,311
Total Return Swap Agreements	—	—	—	(502,920)	—	—	—	(502,920)

Total	$242,798,524	$82,006	$12,487,655	$(502,920)	$8,466,841	$—	$263,753,020	$(420,914)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investment Securities, such as written options, futures contracts and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of February 28, 2013.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

Type of Assets	Fair Value as of February 28, 2013	Valuation Technique(s)	Liquidity of Investments	Adjustments to Fair Value**
Master Limited Partnerships and Related Companies
EMG Utica I Offshore Co-Investment, L.P.	$8,466,841	Cost of capital *	Greater than Quarterly	None

Total Investments	$8,466,841

*	Unobservable valuation input. Cost of capital approximates fair value.
**	Contributed capital has not yet been deployed to build project.

The Fund discloses transfers between levels based on valuations at the end of the reporting period.

The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:

	Balance as of November 30, 2012	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of February 28, 2013
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$700,000	$—	$(700,000)	$—	$—	$—
Natural Gas/Natural Gas Liquids Pipelines	—	8,466,841	—	—	—	8,466,841

Total Investments	$700,000	$8,466,841	$(700,000)	$—	$—	$8,466,841

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

(4) CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $71,000,000 credit facility, and the Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $24,000,000 credit facility. Borrowings under the Agreement and Sub Agreement are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments. The Agreement and Sub Agreement provide for a commitment fee of 0.25% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.75% per annum.

(5) FEDERAL INCOME TAXES

The Fund’s tax cost as of February 28, 2013, was $223,600,467, resulting in accumulated net appreciation of
$40,152,553 consisting of $41,175,882 in gross unrealized appreciation and ($1,023,329) in gross unrealized depreciation.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and midstream companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and midstream companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

SALIENT MIDSTREAM & MLP FUND

Notes to Consolidated Schedule of Investments, continued

February 28, 2013

(Unaudited)

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Salient Midstream & MLP Fund

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid President and Chief Executive Officer

Date: April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory A. Reid
Gregory A. Reid President and Chief Executive Officer

Date: April 25, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price Principal Financial Officer

Date: April 25, 2013